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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) INTERNATIONAL
                     NEW DISCOVERY FUND

                     SEMIANNUAL REPORT o MARCH 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 36 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 15, 2002

(1) Source: The Wall Street Journal Online, April 8, 2002.

(2) Source: Lipper Inc.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the six months ended March 31, 2002, Class A shares of the fund provided a total return of 17.72%, Class B shares 17.34%, Class C shares 17.37%, and Class I shares 17.99%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to an 8.08% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 9.74%.

Q.  WHAT WAS THE ENVIRONMENT LIKE DURING THE PERIOD?

A. Most of the world's major stock markets posted gains during the period as central banks around the world cut interest rates, oil prices fell, and a more favorable outlook for a U.S. economic recovery fueled improved investor sentiment. While Japanese equities also rallied during the period, its economy was a notable exception as rising unemployment, manufacturing overcapacity, and the rising pace of bankruptcies kept that nation's economy mired in the worst recession since World War II. Despite the volatile environment, the fund significantly outpaced both the MSCI EAFE Index and the Lipper category average during the period.

Q. WHAT SPECIFIC FACTORS HELPED THE FUND OUTPACE THE MSCI EAFE INDEX AND LIPPER CATEGORY AVERAGE BY SUCH A WIDE MARGIN DURING THE PERIOD?

A. An overweighting and favorable stock selection in the high-performing leisure sector contributed most to the fund's performance. Significant positions in French television operator TV Franchaise, Dutch publishing giant VNU, and Australian publisher John Fairfax posted strong gains during the period amid growing expectations for a recovery in advertising spending. Our holdings in the autos & housing sector performed well as consumer spending remained strong in response to automobile manufacturer incentives, and as low interest rates drove new home purchases. Most of our basic materials stocks also contributed to performance as economically sensitive industries, such as chemicals and industrial gases performed well, along with defensive holdings such as metals & mining companies.

    Strong stock selection within the energy sector also aided performance as selected holdings in Canadian and European integrated oil and exploration companies posted gains during the period. Fund performance, relative to the index, was also enhanced by underweightings in the poor-performing utilities sector where telecommunications services providers continued to be beset by excess capacity, burdensome debt levels, and a rash of bankruptcy filings.

Q. TECHNOLOGY STOCKS RALLIED DRAMATICALLY IN THE FOURTH QUARTER OF 2001. DID YOU FIND ANY OPPORTUNITIES IN THIS AREA?

A. The fund's exposure to technology stocks was roughly equal to that of the MSCI EAFE Index, but stock selection among semiconductor-related positions was particularly strong, rising on investors' optimism that the industry could be among the first to benefit from an economic revival in the United States. Chief among these were Zarlink Semiconductor, ASM International, and Cookson Group, all of which were major positions in the portfolio. Our position in Tandberg, a Norwegian video conferencing company, also appreciated significantly as investors saw the company's technology as an obvious alternative to business travel.

Q. ASIAN EQUITY MARKETS RALLIED DRAMATICALLY DURING THE PERIOD. HOW DID YOU POSITION THE PORTFOLIO IN THIS REGION?

A. No matter where a company is located we use the same bottom-up approach to look for companies that we think possess strong management teams with clearly defined strategies. Other characteristics we look for are strong franchises with substantial barriers to new entrants, strong cash flows, recurring revenue streams, potential for high profit margins, and a catalyst that may accelerate growth. Companies that we felt met these criteria included companies such as Korean automobile manufacturer Hyundai Motor and Japanese cosmetics manufacturer Shiseido.

Q.  WHICH AREAS TURNED OUT TO BE DISAPPOINTMENTS?

A. Despite increased revenues and earnings during the period, shares of Fresenius Medical Care -- the world's largest, integrated provider of kidney dialysis -- fell during the period. While a number of strategic investments and legal costs stemming from a 1996 acquisition resulted in declining profit margins over the past year, we believe these issues are resolved and the company's outlook should improve. Other detractors included our holdings in telecommunications stocks such as Partner Communications and Vodafone. While these stocks rallied in the fourth quarter of 2001, concerns about intense competition and future earnings growth dragged them down again in 2002. We sold our position in Vodafone during the period because we found what we believed were more attractive opportunities in other parts of the market.

Q. GIVEN THE CRISIS IN THE MIDDLE EAST, DO YOU SEE RISING OIL PRICES AS A MAJOR RISK TO THE GLOBAL ECONOMIC RECOVERY?

A. While the conflict in the Middle East certainly raises uncertainty and therefore we could see continued volatility in oil prices, we don't see oil prices increasing much from current levels. In our view, the recent run-up in prices reflects political risk, not the fundamentals of the supply-demand balance.

Q.  WHAT'S YOUR OUTLOOK?

A. Right now, we think the international equity markets are at a crossroads. Many of the stocks with historically higher growth prospects, such as those in the media and technology sectors, have at times during the past six months reached attractively low valuations. But those valuations are starting to look more rich given the appreciation these stocks saw in the fourth quarter of 2001. While the fundamentals of many of these companies have yet to improve, our approach has been to add them to the portfolio selectively and gradually. At some point, we think business for many industries should improve, given the easing of interest rates and other fiscal stimuli around the world, but it's still unclear when that will occur and how strong that business rebound will be. Another factor further complicating matters is that market shifts have been fast and furious. Consequently, while the fund may get progressively more aggressive in the months ahead, we don't want to be too early in moving the fund substantially in that direction.

/s/ David A. Antonelli

    David A. Antonelli
    Portfolio Manager

Note to Shareholders: Prior to October 1, 2000, MFS(R) International New Discovery Fund was available only to MFS employees and had limited assets.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   DAVID A. ANTONELLI IS SENIOR VICE PRESIDENT AND DIRECTOR OF GLOBAL
   EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS RESPONSIBLE FOR THE HIRING, TRAINING, AND INDUSTRY ASSIGNMENTS OF A TEAM COMPRISING MORE THAN 40 U.S. AND NON-U.S. EQUITY RESEARCH ANALYSTS. HE ALSO OVERSEES THE RESEARCH PROCESS FOR THE MFS EQUITY RESEARCH ANALYST TEAMS AND WILL ALSO CONTINUE TO SERVE AS PORTFOLIO MANAGER OF MFS(R) INTERNATIONAL NEW DISCOVERY FUND.

   DAVID JOINED MFS IN 1991 AS A RESEARCH ANALYST FOLLOWING FOREIGN STOCKS, WITH A CONCENTRATION IN CONTINENTAL EUROPE. HE WAS NAMED VICE PRESIDENT IN 1995, PORTFOLIO MANAGER IN 1997, AND SENIOR VICE PRESIDENT, DIRECTOR OF INTERNATIONAL EQUITY RESEARCH IN 1999, AND DIRECTOR OF GLOBAL EQUITY RESEARCH IN MARCH 2001. DAVID IS A GRADUATE OF PENNSYLVANIA STATE UNIVERSITY AND THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN THE COMPANY. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:                      SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          OCTOBER 9, 1997

  CLASS INCEPTION:                CLASS A  OCTOBER 9, 1997
                                  CLASS B  OCTOBER 2, 2000
                                  CLASS C  OCTOBER 2, 2000
                                  CLASS I  OCTOBER 9, 1997

  SIZE:                           $101.4 MILLION NET ASSETS AS OF MARCH 31, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A
                                                       6 Months       1 Year       3 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +17.72%       +8.10%       +61.27%       +84.85%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +8.10%       +17.27%       +14.72%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +1.88%       +14.98%       +13.21%
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
CLASS B
                                                       6 Months       1 Year       3 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +17.34%       +7.47%       +60.08%       +83.48%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +7.47%       +16.98%       +14.53%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +3.47%       +16.24%       +14.25%
--------------------------------------------------------------------------------------------------------

CLASS C
                                                       6 Months       1 Year       3 Years         Life*
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +17.37%       +7.40%       +59.83%       +83.20%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        --          +7.40%       +16.92%       +14.49%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        --          +6.40%       +16.92%       +14.49%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                       6 Months       1 Year       3 Years         Life*
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
Cumulative Total Return (No Sales Charge)               +17.99%       +8.55%       +62.36%       +86.10%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)             --          +8.55%       +17.53%       +14.89%
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* For the period from the commencement of the fund's investment operations, October 9, 1997, through
  March 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B, and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small or emerging growth companies is riskier than investing in more-established companies.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2002

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                    16.2%
                LEISURE                               12.7%
                ENERGY                                 9.7%
                TECHNOLOGY                             8.5%
                BASIC MATERIALS                        8.2%

TOP 10 STOCK HOLDINGS

TALISMAN ENERGY, INC.  3.4%               ALTADIS S.A.  1.4%
Oil and natural gas producer              Tobacco manufacturer

ANGLO IRISH BANK CORP. PLC  2.6%          TANDBERG ASA  1.4%
Diversified banking and investment        Global leader in videoconferencing
management company                        systems

                                          NEXT PLC  1.3%
PANCANADIAN ENERGY CORP.  1.9%            Retail chain
Independent oil and gas
                                          BODYCOTE INTERNATIONAL  1.3%
FUGRO N.V.  1.7%                          Metallurgical services company
International engineering and
geotechnical consulting firm              WAL-MART DE MEXICO S.A. DE C.V.  1.3%
                                          Retail chain
JOHN FAIRFAX HOLDINGS LTD.  1.5%
Australian publishing group

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS International New Discovery Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees:

                                                       NUMBER OF SHARES
                                                 -----------------------------
NOMINEE                                             AFFIRMATIVE       WITHHOLD
------------------------------------------------------------------------------
Jeffrey L. Shames                                 1,602,870.014     21,443.865
John W. Ballen                                    1,602,870.014     21,443.865
Lawrence H. Cohn, M.D.                            1,603,452.974     20,860.905
J. David Gibbons                                  1,602,831.350     21,482.529
William R. Gutow                                  1,602,870.014     21,443.865
J. Atwood Ives                                    1,603,759.974     20,553.905
Abby M. O'Neill                                   1,602,524.350     21,789.529
Lawrence T. Perera                                1,603,452.974     20,860.905
William J. Poorvu                                 1,602,563.014     21,750.865
Arnold D. Scott                                   1,602,870.014     21,443.865
J. Dale Sherratt                                  1,603,759.974     20,553.905
Elaine R. Smith                                   1,602,870.014     21,443.865
Ward Smith                                        1,602,831.350     21,482.529

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
Affirmative                                       1,561,146.619
Against                                              24,608.550
Abstain                                              57,404.655
Broker Non-votes                                    153,118.000

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
Affirmative                                       1,355,483.084
Against                                              21,896.782
Abstain                                              55,144.013
Broker Non-votes                                    191,790.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
Affirmative                                       1,560,397.747
Against                                              15,819.619
Abstain                                              48,096.513

ITEM 5. To ratify the selection of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending September 30, 2002.

                                               NUMBER OF SHARES
---------------------------------------------------------------
Affirmative                                       1,577,654.927
Against                                               4,052.455
Abstain                                              42,606.497


PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2002

Stocks - 91.4%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 88.9%
  Australia - 2.4%
    John Fairfax Holdings Ltd. (Printing & Publishing)                  634,600             $  1,340,443
    M.I.M. Holdings Ltd. (Metals & Minerals)                            518,210                  373,158
    QBE Insurance Group Ltd. (Insurance)*                                96,132                  368,680
    TABCORP Holdings Ltd. (Gaming)                                       65,730                  395,481
                                                                                            ------------
                                                                                            $  2,477,762
--------------------------------------------------------------------------------------------------------
  Bermuda - 1.4%
    Ace Ltd. (Insurance)#                                                17,760             $    740,592
    XL Capital Ltd. (Insurance)                                           7,630                  712,261
                                                                                            ------------
                                                                                            $  1,452,853
--------------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Aracruz Celulose S.A., ADR (Forest & Paper Products)#                24,060             $    496,839
    Orbotech Ltd. (Electronics)*                                          9,700                  304,774
                                                                                            ------------
                                                                                            $    801,613
--------------------------------------------------------------------------------------------------------
  Canada - 14.2%
    Alberta Energy Ltd. (Energy)                                          6,935             $    302,644
    Cae, Inc. (Technology)                                               60,210                  443,032
    Canadian National Railway Co. (Railroad)#                            14,950                  746,902
    Canadian Natural Resources Ltd. (Oil Services)                       14,540                  471,035
    Canadian Pacific Railway Ltd. (Railroad)                              8,100                  171,683
    Fairmont Hotels & Resorts, Inc. (Restaurants & Lodging)              17,130                  483,744
    Industrial Alliance Life Insurance Co. (Insurance)                   25,730                  738,235
    Investors Group, Inc. (Financial Services)                           33,080                  581,724
    Kingsway Financial Services, Inc. (Insurance)*                      105,110                1,138,340
    Magna International, Inc. (Automotive)                                6,595                  483,860
    Molson, Inc. (Beverage)                                              31,760                  696,295
    Pancanadian Energy Corp. (Gas)                                       59,950                1,785,552
    Quebecor World, Inc. (Printing & Publishing)                         22,710                  594,555
    Rio Alto Exploration Ltd. (Oil Services)*                            44,730                  432,472
    Seamark Asset Management Ltd. (Financial Institution)                55,020                  794,488
    Sobeys, Inc. (Food & Beverage Products)                              37,810                  885,430
    Talisman Energy, Inc. (Oils)                                         75,470                3,148,532
    Zarlink Semiconductor, Inc. (Electrical Equipment)*                  49,920                  478,891
                                                                                            ------------
                                                                                            $ 14,377,414
--------------------------------------------------------------------------------------------------------
  China - 1.2%
    Beijing Datang Power Generation Co. (Electronics)                 1,852,000             $    676,727
    Huaneng Power International, Inc. (Energy)                          876,000                  584,030
                                                                                            ------------
                                                                                            $  1,260,757
--------------------------------------------------------------------------------------------------------
  Croatia - 0.5%
    Pliva d.d. Co., GDR (Medical & Health Products)                      35,670             $    508,504
--------------------------------------------------------------------------------------------------------
  Finland - 1.7%
    Huhtamaki Oy Group (Conglomerate)                                    14,040             $    528,472
    Konecranes Interna (Electronics)                                      6,590                  203,602
    Uponor Oyj (Special Products & Services)                             50,710                  948,858
                                                                                            ------------
                                                                                            $  1,680,932
--------------------------------------------------------------------------------------------------------
  France - 5.9%
    April Group (Insurance)                                              49,240             $    692,514
    Autoroutes Du Sud De La France (Construction)*                        4,400                  102,243
    Bodycote International (Electrical Equipment)                       375,880                1,220,120
    Essilor International (Medical Products & Pharmaceuticals)           18,040                  644,494
    Generale de Sante (Healthcare)*                                      33,000                  491,111
    Natexis Co. (Financial Services)                                      5,000                  400,338
    Societe Television Francaise (Entertainment)                         37,430                1,161,636
    Synergie SA (Business Services)                                      11,703                  419,525
    Technip - Coflexip S.A. (Construction)                                5,843                  801,930
                                                                                            ------------
                                                                                            $  5,933,911
--------------------------------------------------------------------------------------------------------
  Germany - 4.7%
    Beru AG (Automotive)*                                                12,800             $    634,860
    Bilfinger Berger AG (Construction)                                   18,900                  383,747
    Celanese AG (Chemicals)                                              18,790                  386,747
    Edscha AG (Automotive Parts)                                         10,000                  203,650
    Fresenius Medical Care AG, Preferred (Medical Supplies)              11,390                  520,418
    Linde AG (Engineering)                                               22,690                1,122,623
    Porsche AG (Automotive)                                               1,152                  525,856
    Stada Arzneimittel (Medical Products & Pharmaceuticals)              29,680                1,020,305
                                                                                            ------------
                                                                                            $  4,798,206
--------------------------------------------------------------------------------------------------------
  Hong Kong - 1.8%
    Denway Motors Ltd. (Automotive)                                     816,000             $    214,473
    Li & Fung Ltd. (Consumer Goods & Services)                          475,000                  758,212
    SmarTone Telecommunications Holdings, Ltd.
      (Telecommunications - Wireless)                                   675,500                  796,784
                                                                                            ------------
                                                                                            $  1,769,469
--------------------------------------------------------------------------------------------------------
  Hungary - 0.4%
    Gedeon Richter Ltd., GDR (Pharmaceuticals)                            2,420             $    155,779
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                      14,890                  260,128
                                                                                            ------------
                                                                                            $    415,907
--------------------------------------------------------------------------------------------------------
  Indonesia - 1.0%
    PT Telekomunikasi Indonesia (Telecommunications)                  2,059,500             $    856,374
    PT Telekomunikasi Indonesia, ADR (Telecommunications)                14,590                  121,826
                                                                                            ------------
                                                                                            $    978,200
--------------------------------------------------------------------------------------------------------
  Ireland - 3.2%
    Anglo Irish Bank Corp. PLC (Banks & Credit Cos.)*                   514,479             $  2,417,131
    Irish Life & Permanent PLC (Financial Services)                         800                   10,061
    Jefferson Smurfit Group PLC, ADR (Containers)#                       34,570                  827,951
                                                                                            ------------
                                                                                            $  3,255,143
--------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Partner Communications Co. Ltd., ADR (Cellular Phones)*              28,130             $    137,837
--------------------------------------------------------------------------------------------------------
  Italy - 1.4%
    Autostrade S.p.A. (Construction Services)                            54,580             $    413,258
    Mediaset S.p.A. (Entertainment)                                      45,100                  386,618
    Snam Rete Gas S.p.A. (Gas)*                                         243,830                  651,470
                                                                                            ------------
                                                                                            $  1,451,346
--------------------------------------------------------------------------------------------------------
  Japan - 8.4%
    Aeon Credit Service Co., Ltd. (Financial Services)                    9,400             $    468,547
    Asahi Breweries Ltd. (Food & Beverage Products)                      52,000                  419,576
    Asahi Glass Co., Ltd. (Building Products)                            30,000                  190,936
    Credit Saison Co., Ltd. (Financial Services)                         23,400                  487,904
    Fast Retailing Co., Ltd. (Retail)                                     5,600                  139,356
    Fast Retailing Co., Ltd. (Retail)*                                    3,600                   87,686
    Fujimi, Inc. (Electronics)                                           50,800                  904,065
    Funai Electric Co., Ltd. (Electrical Equipment)                       2,000                  190,936
    Meiwa Estate Co., Ltd. (Real Estate)                                 24,000                  204,328
    Mimasu Semiconductor Industry Co., Ltd. (Electronics)                21,800                  279,466
    Namco Ltd. (Leisure)                                                 15,100                  301,749
    Nichicon Corp. (Technology)                                          23,600                  316,245
    Nippon COMSYS Corp. (Telecommunications)                             61,000                  339,477
    Nippon Foundry, Inc. (Electronics)*                                      60                  610,814
    Nissin Food Products Co., Ltd. (Food Products)                       26,600                  485,423
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                       10,000                  303,899
    Sega Corp. (Entertainment)*                                          33,300                  592,625
    Shin Etsu Chemical Co., Ltd. (Chemicals)                             11,000                  465,349
    Shionogi & Co., Ltd. (Pharmaceuticals)                               12,000                  188,221
    Shiseido Co., Ltd. (Consumer Products)                               66,000                  684,337
    Stanley Electric Co., Ltd. (Electronics)                             72,000                  580,409
    Tokyo Broadcasting System, Inc. (Broadcasting)                       10,000                  188,900
    Tokyo Gas Co., Ltd. (Gas)                                            55,000                  133,135
                                                                                            ------------
                                                                                            $  8,563,383
--------------------------------------------------------------------------------------------------------
  Mexico - 3.7%
    Cemex S.A., ADR (Construction)                                       31,950             $    943,803
    Fomento Economico Mexicano S.A., ADR (Food & Beverage Products)      10,860                  512,049
    Grupo Modelo S.A. de C.V. (Brewery)                                 265,820                  678,564
    Grupo Televisa S.A., ADR (Entertainment)*                             9,920                  481,219
    Wal-Mart de Mexico S.A. de C.V., ADR (Retail)*                       35,935                1,180,188
                                                                                            ------------
                                                                                            $  3,795,823
--------------------------------------------------------------------------------------------------------
  Netherlands - 6.5%
    ASM International N.V. (Electronics)*                                26,410             $    689,565
    Buhrmann N.V. (Office Equipment)                                     37,121                  484,596
    Fugro N.V. (Engineering)*                                            28,230                1,584,673
    Grontmij (Construction Services)                                     11,759                  401,167
    Jomed N.V. (Medical & Health Products)*                               9,360                  244,561
    Opg Groep N.V. (Biotechnology)                                       29,370                1,147,676
    PinkRoccade N.V. (Computer Services)*                                23,480                  437,301
    Utd Services Group (Business Services)                               21,833                  432,279
    VNU N.V. (Publishing)*                                               35,489                1,124,253
                                                                                            ------------
                                                                                            $  6,546,071
--------------------------------------------------------------------------------------------------------
  Norway - 1.9%
    P4 Radio Hele Norge ASA (Broadcasting)                              130,500             $    218,363
    Tandberg ASA (Telecommunications)*                                   99,050                1,254,237
    Tomra Systems ASA (Machinery)                                        43,960                  407,548
                                                                                            ------------
                                                                                            $  1,880,148
--------------------------------------------------------------------------------------------------------
  Peru - 0.4%
    Compania de Minas Buenaventura, ADR (Mining)                         16,335             $    441,208
--------------------------------------------------------------------------------------------------------
  Portugal - 0.5%
    Portugal Telecom S.A., ADR (Utilities - Telephone)                   66,080             $    491,734
--------------------------------------------------------------------------------------------------------
  Russia - 0.6%
    Mobile Telesystems, ADR (Telecommunications)                         12,315             $    450,237
    Rostelecom, ADR (Telecommunications)                                 24,310                  187,916
                                                                                            ------------
                                                                                            $    638,153
--------------------------------------------------------------------------------------------------------
  Singapore - 2.0%
    Chartered Semiconductor Manufacturing Co., ADR (Electronics)*        18,250             $    491,108
    DBS Group Holdings Ltd. (Financial Services)                        116,000                  931,222
    Singapore Airlines Ltd. (Airlines)                                   29,000                  226,513
    United Overseas Bank Ltd. (Banks & Credit Cos.)                      49,000                  403,992
                                                                                            ------------
                                                                                            $  2,052,835
--------------------------------------------------------------------------------------------------------
  South Africa - 0.7%
    Impala Platinum (Precious Metals)                                    13,608             $    724,558
--------------------------------------------------------------------------------------------------------
  South Korea - 4.3%
    Hanwha Chemical Corp. (Chemicals)*                                   77,500             $    398,975
    Hyundai Motor Co., Ltd. (Automotive)                                 35,430                1,102,984
    Kookmin Credit Card Co., Ltd. (Finance)                               9,470                  401,954
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)*##                      45,670                  301,422
    LG Chem Investment Ltd. (Chemicals)                                  48,950                  605,835
    LG Chemical Ltd. (Chemicals)*                                        22,650                  751,560
    Samsung Fire & Marine Insurance Co., Ltd. (Insurance)                14,920                  810,008
                                                                                            ------------
                                                                                            $  4,372,738
--------------------------------------------------------------------------------------------------------
  Spain - 2.8%
    Acciona S.A. (Construction)                                          13,700             $    500,771
    Altadis S.A. (Tobacco)                                               69,320                1,269,930
    Compania de Distribucion Integral Logista, S.A
      (Business Services)                                                66,340                1,100,442
                                                                                            ------------
                                                                                            $  2,871,143
--------------------------------------------------------------------------------------------------------
  Sweden - 0.7%
    D. Carnegie & Co. AB (Brokerage)*                                    24,000             $    283,592
    Eniro AB (Printing & Publishing)*                                    50,090                  405,861
                                                                                            ------------
                                                                                            $    689,453
--------------------------------------------------------------------------------------------------------
  Switzerland - 2.2%
    Givaudan S.A. (Consumer Goods & Services)                             1,205             $    386,402
    Kuoni Reisen Holdings AG (Transportation)                               400                  132,304
    Leica Geosystems AG (Manufacturing) *                                 4,460                  423,753
    Syngenta AG, ADR (Chemicals)*                                        22,670                  278,841
    Synthes-Stratec, Inc. (Medical & Health Products)##                   1,480                  971,140
                                                                                            ------------
                                                                                            $  2,192,440
--------------------------------------------------------------------------------------------------------
  Taiwan - 0.9%
    Advanced Semiconductor Engineering Inc., ADR (Technology)*           53,950             $    274,606
    Macronix International Co., Ltd., ADR (Electronics)*                 20,340                  180,212
    Siliconware Precision Industries Co., ADR (Electronics)              89,220                  463,944
                                                                                            ------------
                                                                                            $    918,762
--------------------------------------------------------------------------------------------------------
  Thailand - 0.5%
    PTT Public Company Ltd. (Oils)*                                     578,800             $    475,680
--------------------------------------------------------------------------------------------------------
  Turkey - 0.4%
    Anadolu Efes Biracilik ve Malt Sanayii A.S. (Brewery)            14,011,116             $    356,304
--------------------------------------------------------------------------------------------------------
  United Kingdom - 11.7%
    Bloomsbury Publishing PLC (Printing & Publishing)                    39,800             $    456,479
    Bovis Homes Group PLC (Building)                                    164,300                  929,808
    Capital Radio PLC (Broadcasting)                                     72,450                  861,278
    Cookson Group (Electronics)                                         669,802                  929,758
    Daily Mail & General Trust (Media)                                   36,460                  384,120
    Electronics Boutique PLC (Computer Software)                        225,660                  475,483
    Emap PLC (Media)                                                     30,000                  352,152
    GKN PLC (Automotive)                                                106,950                  525,313
    Invensys PLC (Electronics)                                          300,000                  529,617
    Jardine Lloyd Thompson Group PLC (Insurance)                         41,280                  354,385
    Johnson Service Group PLC (Business Services)                       114,340                  618,587
    Johnston Press PLC (Printing & Publishing)                           43,500                  262,278
    NEXT PLC (Retail)                                                    80,280                1,240,097
    Old Mutual PLC (Insurance)                                          303,470                  440,691
    Reckitt Benckiser PLC (Consumer Goods & Services)                    67,030                1,101,270
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*                  100,000                  773,069
    Signet Group PLC (Retail)                                           300,000                  512,532
    Taylor Nelson Sofres PLC (Market Research)                          268,550                  902,310
    Xstrata PLC (Media)*                                                 14,420                  205,092
                                                                                            ------------
                                                                                            $ 11,854,319
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 90,164,606
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.5%
  Insurance - 1.6%
    Arthur J. Gallagher & Co.                                            14,240             $    466,645
    Safeco Corp.#                                                        19,760                  633,110
    Willis Group Holdings Ltd.*#                                         20,160                  497,952
                                                                                            ------------
                                                                                            $  1,597,707
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Amdocs Ltd.*                                                         26,170             $    697,431
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.2%
    Comverse Technology, Inc.*                                            3,670             $     46,499
    QLogic Corp.*                                                         3,660                  181,243
                                                                                            ------------
                                                                                            $    227,742
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $  2,522,880
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $84,837,744)                                                 $ 92,687,486
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.4%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Cargill, Inc., due 4/01/02                                       $        3             $      3,000
    General Electric Capital Corp., due 4/01/02                           1,672                1,672,000
    UBS Finance, Inc., due 4/01/02                                        1,785                1,785,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $  3,460,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.3%
--------------------------------------------------------------------------------------------------------
    Merill Lynch dated 03/28/02, due 04/01/02, total to
      be received $2,274,455 (secured by various U.S.
      Treasury and Federal Agency Obligations in a
      jointly traded account), at Cost                               $    2,274             $  2,274,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $90,571,744)                                            $ 98,421,486
--------------------------------------------------------------------------------------------------------

Securities Sold Short
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
Foreign Stocks - (1.2)%
  France - (0.8)%
    Cap Gemini S.A. (Computer Software)                                 (10,370)                (769,833)
--------------------------------------------------------------------------------------------------------
  Germany - (0.4)%
    Pixelpark AG (Computer Software - Systems)*                         (30,700)                (142,141)
    Wella AG, Preferred (Consumer Goods & Services)                      (5,510)                (282,926)
                                                                                            ------------
                                                                                            $    425,067
--------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(1,096,173))                               $ (1,194,900)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 4.1%                                                          4,202,923
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $101,429,509
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
 # Security or a portion of the security was pledged to cover collateral requirements. At March 31, 2002, the value of securities pledged amounted to $2,023,146.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MARCH 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $90,571,744)             $ 98,421,486
  Investments of cash collateral for securities loaned, at
    value                                                             3,741,970
  Cash                                                                    4,023
  Foreign currency, at value (identified cost, $423,788)                424,321
  Deposits with brokers for securities sold short                     1,441,556
  Net receivable for forward currency exchange contracts
    subject to master netting agreements                                 73,851
  Receivable for investments sold                                        52,533
  Receivable for fund shares sold                                     3,266,992
  Interest and dividends receivable                                     183,704
  Other assets                                                                7
                                                                   ------------
      Total assets                                                 $107,610,443
                                                                   ------------
Liabilities:
  Securities sold short, at value (proceeds received,
    $1,096,173)                                                    $  1,194,900
  Payable for investments purchased                                   1,145,120
  Payable for fund shares reacquired                                     79,365
  Collateral for securities loaned, at value                          3,741,970
  Payable to affiliates:
    Management fee                                                       10,485
    Reimbursement fee                                                     3,329
    Distribution and service fee                                          5,765
                                                                   ------------
      Total liabilities                                            $  6,180,934
                                                                   ------------
Net assets                                                         $101,429,509
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 97,532,598
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      7,830,695
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (3,781,447)
  Accumulated net investment loss                                      (152,337)
                                                                   ------------
      Total                                                        $101,429,509
                                                                   ============
Shares of beneficial interest outstanding                            7,387,339
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $57,592,882 / 4,187,863 shares of
    beneficial interest outstanding)                                  $13.75
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $14.59
                                                                      ======
Class B shares:
  Net asset value  and offering price per share
    (net assets of $21,492,988 / 1,572,385 shares of
    beneficial interest outstanding)                                  $13.67
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $12,553,674 / 919,587 shares of
    beneficial interest outstanding)                                  $13.65
                                                                      ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $9,789,965 / 707,504 shares of
    beneficial interest outstanding)                                  $13.84
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   416,471
    Interest                                                             57,334
    Foreign taxes withheld                                              (52,186)
                                                                    -----------
      Total investment income                                       $   421,619
                                                                    -----------
  Expenses -
    Management fee                                                  $   306,519
    Trustees' compensation                                                3,092
    Shareholder servicing agent fee                                      31,631
    Distribution and service fee (Class A)                               59,918
    Distribution and service fee (Class B)                               67,460
    Distribution and service fee (Class C)                               40,085
    Administrative fee                                                    3,160
    Custodian fee                                                        53,228
    Printing                                                             29,125
    Postage                                                              11,864
    Auditing fees                                                        16,185
    Legal fees                                                            1,468
    Miscellaneous                                                        79,214
                                                                    -----------
      Total expenses                                                $   702,949
    Fees paid indirectly                                                 (1,388)
    Reduction of expenses by investment adviser                        (133,266)
                                                                    -----------
      Net expenses                                                  $   568,295
                                                                    -----------
        Net investment loss                                         $  (146,676)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(1,645,540)
    Securities sold short                                              (107,083)
    Foreign currency transactions                                        85,030
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(1,667,593)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $11,789,656
    Securities sold short                                              (340,583)
    Translation of assets and liabilities in foreign currencies          61,684
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $11,510,757
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $ 9,843,164
                                                                    -----------
          Increase in net assets from operations                    $ 9,696,488
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                    YEAR ENDED
                                                               MARCH 31, 2002            SEPTEMBER 30, 2001
                                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                   $   (146,676)                  $    35,483
  Net realized loss on investments and foreign currency
    transactions                                                   (1,667,593)                   (2,186,081)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           11,510,757                    (4,011,596)
                                                                 ------------                   -----------
      Increase (decrease) in net assets from operations          $  9,696,488                   $(6,162,194)
                                                                 ------------                   -----------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                              $       (146)                  $   (11,730)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                       (58)                       (2,968)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                       (35)                       (3,850)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                       (39)                      (14,958)
  In excess of net realized gain on investments and foreign              --
    currency transactions (Class A)
                                                                                                    (11,488)
  In excess of net realized gain on investments and foreign              --
    currency transactions (Class B)
                                                                                                     (2,906)
  In excess of net realized gain on investments and foreign              --
    currency transactions (Class C)
                                                                                                     (3,770)
  In excess of net realized gain on investments and foreign              --
    currency transactions (Class I)
                                                                                                    (14,649)
                                                                 ------------                   -----------
      Total distributions declared to shareholders               $       (278)                  $   (66,319)
                                                                 ------------                   -----------
Net increase in net assets from fund share transactions          $ 55,839,331                   $39,211,410
                                                                 ------------                   -----------
      Total increase in net assets                               $ 65,535,541                   $32,982,897
Net assets:
  At beginning of period                                           35,893,968                     2,911,071
                                                                 ------------                   -----------
At end of period (including accumulated net investment loss
  of $152,337 and $5,661, respectively)                          $101,429,509                   $35,893,968
                                                                 ============                   ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED
                                                                            SEPTEMBER 30,                        PERIOD ENDED
                                     SIX MONTHS ENDED        -------------------------------------------        SEPTEMBER 30,
                                       MARCH 31, 2002             2001             2000             1999                1998*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $11.68           $15.24           $13.15           $ 9.42               $10.00
                                               ------           ------           ------           ------               ------
Income from investment operations# -
  Net investment income (loss)(S)              $(0.02)          $ 0.05           $(0.10)          $(0.01)              $ 0.06
  Net realized and unrealized gain (loss)
    on investments and foreign currency          2.09            (3.45)            6.62             3.78                (0.64)
                                               ------           ------           ------           ------               ------
      Total from investment operations         $ 2.07           $(3.40)          $ 6.52           $ 3.77               $(0.58)
                                               ------           ------           ------           ------               ------
Less distributions declared to shareholders -
  From net investment income                   $ --             $ --             $ --             $(0.04)              $ --
  From net realized gain on investments
    and foreign currency transactions           (0.00)+++        (0.08)           (4.43)           (0.00)+++             --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --              (0.08)            --               --                   --
                                               ------           ------           ------           ------               ------
      Total distributions declared to
        shareholders                           $(0.00)+++       $(0.16)          $(4.43)          $(0.04)              $ --
                                               ------           ------           ------           ------               ------
Net asset value - end of period                $13.75           $11.68           $15.24           $13.15               $ 9.42
                                               ======           ======           ======           ======               ======
Total return(+)                                 17.72%++        (22.52)%          53.54%           40.11%               (5.80)%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                   1.64%+           1.65%            1.77%            1.78%                1.75%+
    Net investment income (loss)                (0.28)%+          0.37%           (0.62)%          (0.13)%               0.54%+
Portfolio turnover                                 74%             136%             152%             162%                 165%
Net assets at end of period (000 Omitted)     $57,593          $20,858             $202             $122                 $573

  (S) Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. Effective October 1, 2000, the fund began paying the investment adviser a fee not greater than 0.30%
      of average daily net assets. In addition the investment adviser and the distributor no longer waive their fees. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
        Net investment loss                    $(0.04)          $(0.11)          $(0.43)          $(0.32)              $(0.13)
        Ratios (to average net assets):
          Expenses##                             2.07%+           2.86%            3.92%            4.54%                3.57%+
          Net investment loss                   (0.71)%+         (0.84)%          (2.77)%          (2.89)%              (1.32)%+
  * For the period from commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                 PERIOD ENDED
                                                                 MARCH 31, 2002          SEPTEMBER 30, 2001*
                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                        CLASS B
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $11.65                       $15.23
                                                                         ------                       ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.06)                      $(0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       2.08                        (3.42)
                                                                         ------                       ------
      Total from investment operations                                   $ 2.02                       $(3.44)
                                                                         ------                       ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                         $(0.00)+++                   $(0.07)
  In excess of net realized gain on investments and foreign
    currency transactions                                                  --                          (0.07)
                                                                         ------                       ------
      Total distributions declared to shareholders                       $(0.00)+++                   $(0.14)
                                                                         ------                       ------
Net asset value - end of period                                          $13.67                       $11.65
                                                                         ======                       ======
Total return                                                              17.34%++                    (22.84)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.29%+                       2.30%+
  Net investment loss                                                     (0.95)%+                     (0.18)%+
Portfolio turnover                                                           74%                         136%
Net assets at end of period (000 Omitted)                               $21,493                       $7,735

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                              $(0.04)                      $(0.18)
        Ratios (to average net assets):
          Expenses##                                                       2.72%+                       3.51%+
          Net investment loss                                             (1.38)%+                     (1.39)%+
  * For the period from the inception of Class B shares, October 2, 2000, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                 PERIOD ENDED
                                                                 MARCH 31, 2002          SEPTEMBER 30, 2001*
                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                        CLASS C
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $11.63                       $15.23
                                                                         ------                       ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.06)                      $(0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       2.08                        (3.43)
                                                                         ------                       ------
      Total from investment operations                                   $ 2.02                       $(3.46)
                                                                         ------                       ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                         $(0.00)+++                   $(0.07)
  In excess of net realized gain on investments and foreign
    currency transactions                                                  --                          (0.07)
                                                                         ------                       ------
      Total distributions declared to shareholders                       $(0.00)+++                   $(0.14)
                                                                         ------                       ------
Net asset value - end of period                                          $13.65                       $11.63
                                                                         ======                       ======
Total return                                                              17.37%++                    (22.98)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               2.29%+                       2.30%+
  Net investment loss                                                     (0.95)%+                     (0.24)%+
Portfolio turnover                                                           74%                         136%
Net assets at end of period (000 Omitted)                               $12,554                       $4,910

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                              $(0.09)                      $(0.19)
        Ratios (to average net assets):
          Expenses##                                                       2.72%+                       3.51%+
          Net investment loss                                             (1.38)%+                     (1.45)%+
  * For the period from the inception of Class C shares, October 2, 2000, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED
                                                                            SEPTEMBER 30,                        PERIOD ENDED
                                     SIX MONTHS ENDED        -------------------------------------------        SEPTEMBER 30,
                                       MARCH 31, 2002             2001             2000             1999                1998*
                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $11.73           $15.25           $13.16           $ 9.42               $10.00
                                               ------           ------           ------           ------               ------
Income from investment operations# -
  Net investment income (loss)(S)              $ 0.00+++        $ 0.07           $(0.10)          $(0.03)              $ 0.07
  Net realized and unrealized gain (loss)
    on investments and foreign currency          2.11            (3.43)            6.62             3.81                (0.65)
                                               ------           ------           ------           ------               ------
      Total from investment operations         $ 2.11           $(3.36)          $ 6.52           $ 3.78               $(0.58)
                                               ------           ------           ------           ------               ------
Less distributions declared to shareholders -
  From net investment income                   $ --             $ --             $ --             $(0.04)              $ --
  From net realized gain on investments
    and foreign currency transactions           (0.00)++++       (0.08)           (4.43)           (0.00)++++            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --              (0.08)            --               --                   --
                                               ------           ------           ------           ------               ------
      Total distributions declared to
        shareholders                           $(0.00)++++      $(0.16)          $(4.43)          $(0.04)              $ --
                                               ------           ------           ------           ------               ------
Net asset value - end of period                $13.84           $11.73           $15.25           $13.16               $ 9.42
                                               ======           ======           ======           ======               ======
Total return                                    17.99%++        (22.21)%          53.50%           40.22%               (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     1.29%+           1.30%            1.77%            1.78%                1.75%+
  Net investment income (loss)                   0.06%+           0.53%           (0.59)%          (0.23)%               0.65%+
Portfolio turnover                                 74%             136%             152%             162%                 165%
Net assets at end of period (000 Omitted)      $9,790           $2,391           $2,709             $985                 $692

  (S) Prior to October 1, 2000, subject to reimbursement by the fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund paid the investment adviser a fee not greater than 1.75% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. Effective October 1, 2000, the fund began paying the investment adviser a fee not greater than 0.30% of average daily net assets. In addition the investment adviser no longer waives its fees. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
        Net investment loss                    $(0.02)          $(0.09)          $(0.36)          $(0.29)              $(0.07)
        Ratios (to average net assets):
          Expenses##                             1.72%+           2.51%            3.42%            4.04%                3.07%+
          Net investment loss                   (0.37)%+         (0.68)%          (2.27)%          (2.49)%              (0.71)%+
   * For the period from commencement of the fund's investment operations, October 9, 1997, through September 30, 1998.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
++++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2002, the value of securities loaned was $3,530,502. These loans were collateralized by cash of $3,741,970 which was invested in the following short-term obligations:

                                                                 IDENTIFIED COST
                                                   SHARES              AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    3,741,970             $3,741,970

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended September 30, 2001 and September 30, 2000 was as follows:

                                   SEPTEMBER 30, 2001        SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $39,711                  $419,970
    Long-term capital gain                     26,608                   142,577
                                              -------                  --------
Total distributions declared                  $66,319                  $562,547
                                              =======                  ========

As of September 30, 2001, the components of accumulated losses on a tax basis were as follows:

          Undistributed ordinary income                 $     --
          Undistributed long-term capital gain                  270
          Capital loss carryforward                           --
          Unrealized loss                                (4,748,763)
          Other temporary differences                    (1,050,806)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets            0.975%
          Average net assets in excess of $500 million        0.925%

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2002, aggregate unreimbursed expenses amounted to $373,332.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $39,417 for the six months ended March 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,654 for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $49 and $51 for Class B and Class C shares, respectively, for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2002, were $84, $8,370, and $1,178 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $96,636,308 and $46,952,723, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $91,635,468
                                                                  -----------
Gross unrealized appreciation                                     $ 9,686,009
Gross unrealized depreciation                                      (2,899,991)
                                                                  -----------
    Net unrealized appreciation                                   $ 6,786,018
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      SIX MONTHS ENDED MARCH 31, 2002      YEAR ENDED SEPTEMBER 30, 2001
                                     --------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              3,232,620       $ 42,013,405        2,135,403       $28,769,854
Shares issued to shareholders in
  reinvestment of distributions                 29                374            1,209            17,291
Shares reacquired                         (830,170)       (10,669,516)        (364,471)       (4,711,860)
                                        ----------       ------------        ---------       -----------
    Net increase                         2,402,479       $ 31,344,263        1,772,141       $24,075,285
                                        ==========       ============        =========       ===========

Class B shares
                                      SIX MONTHS ENDED MARCH 31, 2002    PERIOD ENDED SEPTEMBER 30, 2001*
                                     --------------------------------    --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                969,717       $ 12,468,422          709,756       $ 9,566,865
Shares issued to shareholders in
  reinvestment of distributions                  3                 44              390             5,548
Shares reacquired                          (61,362)          (793,263)         (46,119)         (602,909)
                                        ----------       ------------        ---------       -----------
    Net increase                           908,358       $ 11,675,203          664,027       $ 8,969,504
                                        ==========       ============        =========       ===========

Class C shares
                                      SIX MONTHS ENDED MARCH 31, 2002    PERIOD ENDED SEPTEMBER 30, 2001*
                                     --------------------------------    --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                564,046       $  7,267,013          458,795       $ 6,266,292
Shares issued to shareholders in
  reinvestment of distributions                  2                 28              270             3,841
Shares reacquired                          (66,629)          (874,294)         (36,897)         (471,633)
                                        ----------       ------------        ---------       -----------
    Net increase                           497,419       $  6,392,747          422,168       $ 5,798,500
                                        ==========       ============        =========       ===========

Class I shares
                                      SIX MONTHS ENDED MARCH 31, 2002      YEAR ENDED SEPTEMBER 30, 2001
                                     --------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                632,216       $  8,121,585           38,122       $   526,246
Shares issued to shareholders in
  reinvestment of distributions                  1                 13            1,831            25,907
Shares reacquired                         (128,515)        (1,694,480)         (13,819)         (184,032)
                                        ----------       ------------        ---------       -----------
    Net increase                           503,702       $  6,427,118           26,134       $   368,121
                                        ==========       ============        =========       ===========

* For the period from the inception of Class B and Class C shares, October 2, 2000, through
  September 30, 2001.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended March 31, 2002, was $395. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - At March 31, 2002, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $73,851 with Credit Suisse First Boston Corp. At March 31, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

MFS(R) INTERNATIONAL NEW DISCOVERY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55)                       ABBY M. O'NEILL (born 04/27/28) Trustee
Trustee, Chairman and President                          Private investor; Rockefeller Financial Services,
Massachusetts Financial Services                         Inc. (investment advisers), Chairman and Chief
Company, Chairman and Chief Executive                    Executive Officer
Officer
                                                         LAWRENCE T. PERERA (born 06/23/ 35) Trustee
JOHN W. BALLEN* (born 09/12/59)                          Hemenway & Barnes (attorneys), Partner
Trustee
Massachusetts Financial Services                         WILLIAM J. POORVU (born 04/10/ 35) Trustee
Company, President and Director                          Harvard University Graduate School of Business
                                                         Administration, Adjunct Professor; CBL &
KEVIN J. PARKE* (born 12/14/59)                          Associates Properties, Inc. (real estate
Trustee                                                  investment trust), Director; The Baupost Fund (a
Massachusetts Financial Services                         mutual fund), Vice Chairman and Trustee
Company, Chief Investment Officer,
Executive Vice President and Director                    J. DALE SHERRATT (born 09/23/ 38) Trustee
                                                         Insight Resources, Inc. (acquisition planning
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           specialists), President; Wellfleet Investments
Brigham and Women's Hospital, Chief of Cardiac           (investor in health care companies), Managing
Surgery; Harvard Medical School, Professor of            General Partner (since 1993); Paragon Trade
Surgery                                                  Brands, Inc. (disposable consumer products),
                                                         Director; Cambridge Nutraceuticals (professional
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       nutritional products), Chief Executive Officer
Trustee                                                  (until May 2001)
Edmund Gibbons Limited (diversified holding
company), Chief Executive Officer; Colonial              ELAINE R. SMITH (born 04/25/46) Trustee
Insurance Company Ltd., Director and Chairman;           Independent health care industry consultant
Bank of Butterfield, Chairman (until 1997)
                                                         WARD SMITH (born 09/13/30) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Private investor; Sundstrand Corporation
Private investor and real estate consultant;             (manufacturer of highly engineered products for
Capitol Entertainment Management Company (video          industrial and aerospace applications), Director
franchise), Vice Chairman                                (until June 1999)

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/ 63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/ 59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com


+ MFS Investment Management

MFS(R) INTERNATIONAL NEW DISCOVERY FUND                        ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                               MNI-3  5/02  13M  74/274/374/874